                                                                    EXHIBIT 23.3



               CONSENT OF MILLER, HAMILTON, SNIDER & ODOM, L.L.C.







                               CONSENT OF COUNSEL




THE COLONIAL BANCGROUP, INC.

               WE HEREBY CONSENT TO USE IN THIS FORM S-4 REGISTRATION STATEMENT OF THE COLONIAL BANCGROUP, INC., OF OUR NAME IN THE PROSPECTUS, WHICH IS A PART OF SUCH REGISTRATION STATEMENT, UNDER THE HEADING "LEGAL MATTERS," TO THE SUMMARIZATION OF OUR OPINION REFERENCED THEREIN, AND TO THE INCLUSION OF OUR OPINION AT EXHIBIT 5 OF THE REGISTRATION STATEMENT.




/S/ MILLER, HAMILTON, SNIDER & ODOM, L.L.C.

OCTOBER 31, 1997